UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2024

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Rd., Suite 300,

Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Assertio Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on May 23, 2024 at 12:30 p.m. Central Time (the “Annual Meeting”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan (as so amended, the “2014 Plan”) to increase the number of shares available for issuance thereunder by 3,390,000 shares and make certain clarifications with respect to the minimum vesting requirements in the 2014 Plan as they apply to awards granted to non-employee directors.

For additional information regarding the 2014 Plan, please refer to the heading “Description of the 2014 Plan” contained in Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2024 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2014 Plan, which has been filed as Exhibit 99.1 to the Company’s registration statement on Form S-8 filed on May 29, 2024.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2024, the Company’s Board of Directors (the “Board”) approved and adopted an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), effective immediately, in order to update Article II, Section 2.2 to clarify the stock ownership requirements in connection with a stockholder’s request to call a special meeting of stockholders.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed with this report as Exhibit 3.1 and incorporated into this report by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted on the following proposals: (i) to elect the six director nominees to hold office until the 2025 Annual Meeting of Stockholders (Proposal 1); (ii) to approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, including to increase the number of shares available for issuance thereunder (Proposal 2); (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 3); (iv) to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to reflect Delaware law provisions regarding officer exculpation (Proposal 4); (v) to approve an amendment to the Amended and Restated Certificate of Incorporation of Assertio Therapeutics, Inc. (“Therapeutics”), a wholly-owned subsidiary of the Company, to eliminate the pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Therapeutics (Proposal 5) and (vi) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 6).

A summary of the final voting results for each of the six matters voted upon by the stockholders at the Annual Meeting is set forth below.

Proposal 1: The stockholders of the Company elected each of the six director nominees to serve on the Board for a term to expire at the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The votes on Proposal 1 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter D. Staple	40,111,675	3,612,710	304,804	18,030,936
Sravan K. Emany	40,795,686	2,927,466	306,037	18,030,936
Sigurd C. Kirk	40,849,191	2,888,003	291,996	18,030,935
Heather L. Mason	41,021,508	2,691,152	316,530	18,030,935
William T. McKee	38,466,958	5,243,305	318,925	18,030,937
Jeffrey L. Vacirca	40,643,644	3,066,523	319,022	18,030,936

Proposal 2: The stockholders of the Company approved an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, including to increase the number of shares available for issuance thereunder. The votes on Proposal 2 were as follows:

Votes For	37,774,381
Votes Against	5,612,232
Abstentions	642,574
Broker Non-Votes	18,030,938

Proposal 3: The stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes on Proposal 3 were as follows:

Votes For	37,484,817
Votes Against	5,793,318
Abstentions	751,054
Broker Non-Votes	18,030,936

Proposal 4: The stockholders of the Company did not approve the amendment to the Amended and Restated Certificate of Incorporation of the Company to reflect Delaware law provisions regarding officer exculpation. Although a substantial majority of votes cast supported the proposal, the votes “For” represented less than a majority of the Company’s outstanding shares of common stock as of the record date for the Annual Meeting. The votes on Proposal 4 were as follows:

Votes For	37,689,702
Votes Against	6,053,421
Abstentions	286,065
Broker Non-Votes	18,030,937

Proposal 5: The stockholders of the Company did not approve the amendment to the Amended and Restated Certificate of Incorporation of Therapeutics to eliminate the pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Therapeutics. Although a substantial majority of votes cast supported the proposal, the votes “For” represented less than a majority of the Company’s outstanding shares of common stock as of the record date for the Annual Meeting. The votes on Proposal 5 were as follows:

Votes For	41,371,946
Votes Against	2,296,604
Abstentions	360,640
Broker Non-Votes	18,030,935

Proposal 6: The stockholders of the Company ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The votes on Proposal 6 were as follows:

Votes For	59,767,065
Votes Against	2,030,348
Abstentions	262,712
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Assertio Holdings, Inc. dated May 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2024

ASSERTIO HOLDINGS, INC.

/s/ Sam Schlessinger
Sam Schlessinger
Senior Vice President, General Counsel